UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 30, 2020

HEALTHCARE MERGER CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39160	83-1905538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

623 Fifth Avenue, 14th Floor

New York, New York 10022

 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 975-6581

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	HCCOU	The Nasdaq Stock Market LLC
Class A Common Stock, par value of $0.0001 per share	HCCO	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	HCCOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 30, 2020, Healthcare Merger Corp., a Delaware corporation (the “Company”) held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, holders of an aggregate of 17,209,722 shares of Class A common stock of the Company, par value $0.0001 per share, and 6,250,000 shares of Class B common stock, par value $0.0001 per share (together, the “common stock”), which represents 73.43% of the shares of common stock outstanding and entitled to vote as of the record date of September 25, 2020, were represented in person or by proxy.

At the Special Meeting, the following proposals were submitted to and approved by the Company’s stockholders:

1.	Proposal No. 1 – The Business Combination Proposal – To consider and vote upon a proposal to approve, assuming the Charter Proposals and the NASDAQ Proposal are approved and adopted, the Agreement and Plan of Merger, dated as of July 29, 2020 (as it may be amended from time to time, the “Merger Agreement”), by and among Specialists On Call, Inc. (“SOC Telemed”), the Company, Sabre Merger Sub I, Inc., a wholly owned subsidiary of the Company (“First Merger Sub”), and Sabre Merger Sub II, LLC, a wholly owned subsidiary of the Company (“Second Merger Sub”), pursuant to which First Merger Sub will merge with and into SOC Telemed (the “First Merger”), with SOC Telemed being the surviving corporation of the First Merger (the “surviving corporation”), and immediately following the First Merger, the surviving corporation will merge with and into Second Merger Sub (the “Second Merger” and, collectively with the First Merger and the other transactions contemplated by the Merger Agreement, the “Business Combination”), with Second Merger Sub being the surviving company of the Second Merger:

For	Against	Abstain
21,088,777	2,370,854	91

The Business Combination Proposal was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of common stock represented in person or by proxy at the Special Meeting.

The Charter Proposals — To consider and vote upon separate proposals to approve, assuming the Business Combination Proposal and the NASDAQ Proposal are approved and adopted, the following material differences between the Company’s existing amended and restated certificate of incorporation and the proposed second amended and restated certificate of incorporation that will be in effect upon the Closing:

2.	Proposal No. 2 – Increase the total number of authorized shares of all classes of capital stock from 111,000,000 shares to 505,000,000, which would consist of (i) 500,000,000 shares of Class A common stock and (ii) 5,000,000 shares of preferred stock:

For	Against	Abstain
21,080,722	2,378,139	861

Proposal No. 2 was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of common stock.

3.	Proposal No. 3 – Require the affirmative vote of either a majority of the board of directors then in office or the holders of two-thirds of the voting power of the outstanding shares of capital stock for the adoption, amendment, alteration or repeal of the bylaws; provided that if two-thirds of the board of directors then in office has approved such adoption, amendment, alteration or repeal of any provisions of the bylaws, then only the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of capital stock will be required for the adoption, amendment, alteration or repeal of any provision of the bylaws:

For	Against	Abstain
21,033,021	2,425,290	1,411

Proposal No. 3 was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of common stock.

4.	Proposal No. 4 – Require the affirmative vote of either a majority of the board of directors or the holders of two-thirds of the voting power of the outstanding shares of capital stock for the adoption, amendment, alteration or repeal of certain provisions of the charter; provided that if two-thirds of the board of directors has approved such adoption, amendment, alteration or repeal, then only the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of capital stock will be required for the adoption, amendment, alteration or repeal of such provision:

For	Against	Abstain
21,032,824	2,425,487	1,411

Proposal No. 4 was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of common stock.

5.	Proposal No. 5 – Provide that certain transactions would not be considered “competitive opportunities” and that each of Warburg Pincus Private Equity XI, L.P., Warburg Pincus Private Equity XI-B, L.P., Warburg Pincus XI Partners, L.P., WP XI Partners, L.P., Warburg Pincus Private Equity XI-C, L.P. and WP XI Finance, LP and their respective affiliates, directors, principals, officers, employees and other representatives is not subject to the doctrine of corporate opportunity and does not have any duty to refrain from engaging directly or indirectly in an investment or corporate or business opportunity or offering a prospective economic or competitive advantage in which the company or any of its controlled affiliates, directly or indirectly, could have an interest or expectancy unless, in each case, such opportunity is expressly offered to such person solely in his or her capacity as a director of the Company:

For	Against	Abstain
21,084,935	2,373,176	1,611

Proposal No. 5 was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of common stock.

6.	Proposal No. 6 – Provide that, in addition to the indemnification provisions in the existing charter, to the extent an indemnitee has rights to indemnification, advancement of expenses and/or insurance provided by persons or entities other than the Company, (i) the Company shall be the indemnitor of first resort, (ii) the Company shall be required to advance the full amount of expenses incurred by indemnitees and shall be liable for the full amount of all claims to the extent legally permitted, and (iii) the Company irrevocably waives, relinquishes and releases such persons from any and all claims against them for contribution, subrogation or any other recovery of any kind in respect thereof:

For	Against	Abstain
21,085,263	2,371,698	2,761

Proposal No. 6 was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of common stock.

7.	Proposal No. 7 – Clarify that the exclusive jurisdiction of the Court of Chancery of the State of Delaware shall not apply to suits brought to enforce any duty or liability under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts have exclusive or concurrent jurisdiction. To the fullest extent permitted by law, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of claims arising under the Securities Act:

For	Against	Abstain
21,086,172	2,371,689	1,861

Proposal No. 7 was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of common stock.

8.	Proposal No. 8 – Authorize all other proposed changes, including, among others, those (i) resulting from the Business Combination, including changing the post-business combination corporate name from “Healthcare Merger Corp.” to “SOC Telemed, Inc.” and removing certain provisions relating to the Company’s prior status as a blank check company and the Company Class B common stock that will no longer apply upon the Closing, or (ii) that are administrative or clarifying in nature, including the deletion of language without substantive effect:

For	Against	Abstain
21,087,607	2,371,054	1,061

Proposal No. 8 was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of common stock.

9.	Proposal No. 9 – The Director Election Proposal – To consider and vote upon to elect, assuming the Business Combination Proposal, the Charter Proposals and the Nasdaq Proposal are all approved and adopted, seven directors to the Company’s post-closing board of directors:

	For	Against	Abstain
Bobbie Byrne	21,086,757	2,371,054	1,911
Thomas J. Carella	21,032,110	2,425,701	1,911
Joseph P. Greskoviak	21,086,012	2,371,799	1,911
John W. Kalix	21,085,912	2,371,899	1,911
Amr Kronfol	21,032,511	2,425,000	2,211
Anne M. McGeorge	21,086,757	2,371,054	1,911
Steven J. Shulman	20,468,681	2,989,130	1,911

All nominees for election to the board of directors of the Company following the consummation of the business combination were elected, each such nominee having received “for” votes from holders of at least a plurality of the outstanding shares of common stock represented in person or by proxy at the Special Meeting.

10.	Proposal No. 10 – The Incentive Plan Proposal – To approve and adopt, assuming the Business Combination Proposal, the Charter Proposals and the NASDAQ Proposal are approved and adopted, the Specialists on Call, Inc. 2020 Equity Incentive Plan and material terms thereunder (the “Incentive Plan Proposal”):

For	Against	Abstain
19,629,010	3,828,151	2,561

The Incentive Plan Proposal was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of common stock represented in person or by proxy at the Special Meeting.

11.	Proposal No. 11 – The Employee Stock Purchase Plan Proposal – To approve and adopt, assuming the Business Combination Proposal, the Charter Proposals and the NASDAQ Proposal are approved and adopted, the Specialists on Call, Inc. 2020 Employee Stock Purchase Plan and material terms thereunder (the “Employee Stock Purchase Plan Proposal”):

For	Against	Abstain
20,029,236	3,428,925	1,561

The Employee Stock Purchase Plan Proposal was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of common stock represented in person or by proxy at the Special Meeting.

12.	Proposal No. 12 – The NASDAQ Proposal – To consider and vote upon a proposal to approve, assuming the Business Combination Proposal and the Charter Proposals are approved and adopted, for purposes of complying with applicable provisions of Nasdaq Listing Rule 5635, the issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the Business Combination and the PIPE Investment (as defined in the proxy statement/consent solicitation statement/prospectus), and the related change in control:

For	Against	Abstain
21,085,839	2,371,292	2,591

The NASDAQ Proposal was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of common stock represented in person or by proxy at the Special Meeting.

Item 7.01. Regulation FD Disclosure.

The Company and SOC Telemed expect the Business Combination and related transactions to be consummated on October 30, 2020. On November 2, 2020, the combined company’s common stock and warrants are expected to commence trading on the Nasdaq Capital Market under the new ticker symbols “TLMD” and “TLMDW,” respectively.

Important Information and Where to Find It

In connection with the Business Combination, the Company has filed a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”), which includes a proxy statement (the “Proxy Statement”) distributed to holders of the Company’s common stock in connection with the Company’s solicitation of proxies for the vote by the Company’s stockholders with respect to the proposed business combination and other matters as described in the Registration Statement; a consent solicitation statement distributed to SOC Telemed’s stockholders in connection with SOC Telemed’s solicitation of written consents to approve the Business Combination; and a prospectus relating to the offer of the securities to be issued to SOC Telemed’s stockholders in connection with the Business Combination. Investors and security holders and other interested parties are urged to read the Proxy Statement, and any amendments thereto and any other documents filed with the SEC when they become available, carefully and in their entirety because they contain important information about the Company, SOC Telemed and the Business Combination. Investors and security holders may obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: Healthcare Merger Corp., 623 Fifth Avenue, 14th Floor, New York, NY 10022.

Participants in the Solicitation

The Company and SOC Telemed and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Business Combination. Information about the directors and executive officers of the Company and SOC Telemed is set forth in the Registration Statement. Stockholders, potential investors and other interested persons should read the Registration Statement carefully before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “potential,” “predict,” “project,” “forecast,” “intend,” “may,” “should,” “would,” “will,” “expect,” “continue,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of SOC Telemed’s and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of SOC Telemed and the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of the Company or SOC Telemed is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to SOC Telemed; risks related to SOC Telemed’s business, adoption of its software platform and other matters; the effects of competition on SOC Telemed’s future business; the amount of redemption requests made by the Company’s public stockholders; the ability of the Company or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future, and those factors discussed in the registration statement under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC, as well as in any materials made available to you in connection with this Presentation. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither the Company nor SOC Telemed presently know or that the Company and SOC Telemed currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s and SOC Telemed’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. The Company and SOC Telemed anticipate that subsequent events and developments will cause the Company’s and SOC Telemed’s assessments to change. However, while the Company and SOC Telemed may elect to update these forward-looking statements at some point in the future, the Company and SOC Telemed specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s and SOC Telemed’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Merger Corp.

Date: October 30, 2020	By:	/s/ Dennis Conroy
	Name:	Dennis Conroy
	Title:	Chief Financial Officer